Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Amber Wallace

Senior Vice President, Marketing

330-720-6441

awallace@farmersbankgroup.com

Farmers National Banc Corp. and

Cortland Bancorp

Announce Election Deadline of October 25, 2021

CANFIELD, OHIO, October 1, 2021 – Farmers National Banc Corp. (“Farmers”) (NASDAQ: FMNB), the holding company for The Farmers National Bank of Canfield, and Cortland Bancorp (“Cortland”) (NASDAQ: CLDB), the holding company for The Cortland Savings and Banking Company, today announced an election deadline of 5:00 p.m., Eastern Standard Time, October 25, 2021 (the “Election Deadline”) for shareholders of Cortland to elect the form of consideration they wish to receive for their shares of Cortland common stock in connection with the proposed merger of Cortland with and into FMNB Merger Subsidiary IV, LLC, a newly-formed, wholly-owned subsidiary of Farmers (“Merger Sub”), pursuant to the Agreement and Plan of Merger, dated as of June 22, 2021, by and among Farmers, Merger Sub and Cortland (the “Merger”). The Election Deadline may be extended, in which case Farmers and Cortland will issue a press release announcing the new election deadline.

As previously announced, shareholders of Cortland can elect to receive, for each Cortland common share held, either cash or Farmers common shares in connection with the Merger, although such elections are subject to proration, adjustment and certain limitations as set forth in the Merger Agreement, which are described in the joint Proxy Statement/Prospectus dated September 23, 2021, relating to the Merger. Shareholders of Cortland are reminded that if they wish to make an election, they must complete, sign and return a Letter of Transmittal and Election Form to Computershare Trust Company, N.A., as exchange agent, by the Election Deadline. Shareholders of Cortland who hold their common shares through a broker, dealer, commercial bank, trust company or other fiduciary, or through Cortland’s 401(k) plan, may have an earlier election deadline and should carefully review any instructions received from their broker, dealer, commercial bank, trust company, other fiduciary or plan administrator. The documents necessary for shareholders of Cortland to make an election for their Merger consideration were mailed beginning September 27, 2021.

Shareholders of Cortland with questions regarding the election procedures, who want up to date information on the Election Deadline, or who wish to obtain copies of the election materials, may contact Georgeson LLC, the Information Agent, at 866-431-2096.

A special meeting of the shareholders of Cortland is being held on October 26, 2021 for purposes of considering and voting on a proposal to approve the Merger Agreement. Shareholders of Cortland with questions regarding the special meeting may contact Advantage Proxy, Cortland’s proxy solicitor, by calling toll-free at 1-877-870-8565, or for banks and brokers, at 1-206-870-8565 or by email to ksmith@advantageproxy.com.

The Merger remains subject to the approval by the shareholders of Cortland at Cortland’s special meeting of the shareholders and the satisfaction or waiver of the remaining closing conditions set forth in the Merger Agreement.

ABOUT FARMERS NATIONAL BANC CORP.

Founded in 1887, Farmers National Banc Corp. is a diversified financial services company headquartered in Canfield, Ohio, with over $3.3 billion in banking assets. Farmers National Banc Corp.’s wholly-owned subsidiaries are comprised of The Farmers National Bank of Canfield, a full-service national bank engaged in commercial and retail banking with 41 locations in Mahoning, Trumbull, Columbiana, Stark, Summit, Wayne, Medina, Geauga and Cuyahoga Counties in Ohio and Beaver County in Pennsylvania; Farmers Trust Company, which operates five trust offices and offers services in the same geographic markets and Farmers National Insurance, LLC. Total wealth management assets under care at June 30, 2021 were $3.1 billion.

ABOUT CORTLAND BANCORP

Cortland is a financial holding company headquartered in Cortland, Ohio. Founded in 1892, the bank subsidiary, The Cortland Savings and Banking Company conducts business through 13 full-service community banking offices located in the counties of Trumbull, Mahoning, Portage, Summit, and Cuyahoga in Northeastern Ohio and a financial service center in Fairlawn, Ohio. For additional information about Cortland Bank visit http://www.cortlandbank.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on Farmers’ and Cortland’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to Farmers’ or Cortland’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, Farmers’ and Cortland’s failure to integrate Cortland and The Cortland Savings and Banking Company with Farmers in accordance with expectations; deviations from performance expectations related to Cortland and The Cortland Savings and Banking Company; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by Farmers’ and Cortland’s respective subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in Farmers’ and Cortland’s respective filings with the Securities and Exchange Commission (the “SEC”). Farmers and Cortland provide further detail regarding these risks and uncertainties in their respective latest Form 10-Ks and subsequent Form 10-Qs filed with the SEC, including in the respective risk factors sections of such reports, as well as in subsequent SEC filings.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this release or made elsewhere from time to time by Farmers, Cortland or on Farmers’ or Cortland’s behalf, respectively. Forward-looking statements speak only as of the date made, and neither Farmers nor Cortland assumes any duty and does not undertake to update forward-looking statements.

IMPORTANT ADDITIONAL INFORMATION.

In connection with the proposed Merger, Farmers has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Cortland and a prospectus of Farmers, as well as other relevant documents concerning the proposed transaction. The joint proxy statement/prospectus included in the Registration Statement on Form S-4 should not be read alone, but should be read in conjunction with the other information regarding Farmers, Cortland and the proposed Merger that is contained in, or incorporated by reference into, the Registration Statement on Form S-4. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

SHAREHOLDERS OF CORTLAND AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED IN THE EFFECTIVE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FARMERS HAS FILED OR MAY FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, OR WHICH ARE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FARMERS, CORTLAND, AND THE PROPOSED MERGER. Investors and security holders may obtain free copies of the Registration Statement on Form S-4 and other documents filed with the SEC by Farmers or Cortland through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Farmers are available free of charge by accessing the “Investor Relations” section of Farmers’ website at www.farmersbankgroup.com or, alternatively, by directing a request to Famers Investor Relations, Farmers National Banc Corp., 20 South Broad Street, Canfield, Ohio 44406, (330) 533-3341. The reports and other information filed by Cortland with the SEC are available free of charge by accessing the “Investor Relations” section of Cortland’s website at www.cortlandbank.com or, alternatively, by directing a request by telephone or mail to Cortland Bancorp., 194 West Main Street, Cortland, Ohio 44410, (330) 282-4161.

The respective directors and executive officers of Farmers and Cortland and other persons may be deemed to be participants in the solicitation of proxies from Cortland shareholders with respect to the proposed Merger. Information regarding the directors and executive officers of Farmers is available in its proxy statement filed with the SEC on March 12, 2021 in connection with its 2021 Annual Meeting of Shareholders. Information regarding directors and executive officers of Cortland is available on its website at www.cortlandbank.com. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 and other relevant materials filed with the SEC.